UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2025

VisionWave Holdings Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-72741	99-5002777
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Ave., Suite 210 # 301 Wilmington, DE.	19801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 305-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VWAV	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	VWAVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously announced, on September 6, 2024, Bannix Acquisition Corp., a Delaware corporation (“Bannix,”), entered the Merger Agreement and Plan of Reorganization, with VisionWave Holdings, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Bannix (“VisionWave” or the “Company”), BNIX Merger Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of VisionWave (“Parent Merger Sub”), BNIX VW Merger Sub, Inc., a Nevada corporation and direct, wholly owned subsidiary of VisionWave, and VisionWave Technologies, Inc., a Nevada corporation (“VisionWave Technologies”) and the shareholders of VisionWave Technologies (the “Merger Agreement”). On May 22, 2025, the Merger Agreement was approved by the stockholders of Bannix (the “Bannix Stockholders”). The transactions under the Merger Agreement were consummated (the “Business Combination”) on July 14, 2025 which included:

(a)	Parent Merger Sub merging with and into Bannix, with Bannix continuing as the surviving entity (the “Parent Merger”), as a result of which, (i) Bannix will become a wholly owned subsidiary of VisionWave, and (ii) each issued and outstanding security of Bannix immediately prior to the effective time of the Parent Merger (the “Parent Merger Effective Time”) are no longer outstanding and were automatically be cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of VisionWave (other than the Parent Rights, which shall be automatically converted into shares of VisionWave), and

(b)	immediately following the consummation of the Parent Merger but on the same day, Company Merger Sub will merge with and into Target, with Target continuing as the surviving entity (the “Company Merger” and, together with the Parent Merger, the “Mergers”), as a result of which, (i) Target will become a wholly owned subsidiary of VisionWave, and (ii) each issued and outstanding security of Target immediately prior to the effective time of the Company Merger (the “Company Merger Effective Time”) is no longer outstanding and was automatically cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of VisionWave.

The Mergers and other transactions contemplated by the Merger Agreement are hereinafter referred to as the “Business Combination.”

Bannix held a special meeting, at which its shareholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement dated May 9, 2025 (the “Proxy Statement/Prospectus”) and filed with the Securities and Exchange Commission (“SEC”), including, among other things, the adoption of the Merger Agreement. On July 14, 2025, as contemplated by the Merger Agreement and described in the sections titled “Proposal 1 - The Business Combination Proposal” beginning on page 119 of the Proxy Statement/Prospectus, the Mergers closed.

Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus and such definitions are incorporated herein by reference.

Business Combination Consideration

As a result of the Business Combination, all of the outstanding shares of common stock, par value $0.01 per share, of Bannix (“Bannix Common Stock”) were cancelled in exchange for the right to receive a pro-rata portion of 2,540,353 shares of common stock of VisionWave (“VisionWave Common Stock”). Each issued and outstanding security of Bannix immediately prior to the Parent Merger Effective Time shall no longer be outstanding and shall automatically be cancelled in exchange for the issuance to the holder thereof of a substantially equivalent security of VisionWave.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is attached hereto as Exhibits 2.1 and is incorporated herein by reference.

Closing

After the closing of the Mergers, VisionWave has 14,270,953 shares of common stock outstanding and Warrants to purchase 7,306,000 shares of common stock outstanding. Upon the consummation of the Business Combination, VisionWave Common Stock and VisionWave Warrants began trading on July 15, 2025 on the NASDAQ under the symbols “VWAV and “VWAV” respectively.

Item 1.01. Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 1.01 Item 2.01 by reference. On May 22, 2025, Bannix held a special meeting of shareholders (the “Bannix Special Meeting”), at which the shareholders of Bannix considered and adopted, among other matters, a proposal to approve the Business Combination.

The Business Combination was completed on July 14, 2025

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Bannix was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, VisionWave has ceased to be a shell company. Accordingly, VisionWave is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes statements that express VisionWave’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report and include statements regarding VisionWave’s intentions, beliefs or current expectations concerning, among other things, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which VisionWave operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting VisionWave. Forward-looking statements in this Report and in any document incorporated by reference in this Report may include, for example, statements about:

●	the outcome of any legal proceedings that may be instituted against VisionWave;

●	the ability to obtain or maintain the listing of the Common Stock and Warrants on Nasdaq;

●	the risk that the Business Combination disrupts current plans and operations of VisionWave;

●	costs related to the Business Combination;

●	changes in applicable laws or regulations;

●	the effects of competition on VisionWave’s future business;

●	VisionWave’s expansion into new products, services, technologies or geographic regions;

●	the ability to implement business plans, forecasts, and other expectations following the Business Combination and identify and realize additional opportunities and to continue as a going concern;

●	the risk of downturns and the possibility of rapid change in the highly competitive industry in which VisionWave operate;

●	the risk that VisionWave may not sustain profitability;

●	the risk that VisionWave will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all;

●	the risk that VisionWave experiences difficulties in managing its growth and expanding operations;

●	the risk that VisionWave are unable to secure or protect their intellectual property;

●	the risk that estimated growth of the industry does not occur, or does not occur at the rates or timing VisionWave has assumed based on third-party estimates and its own internal analyses;

●	the possibility that VisionWave may be adversely affected by other economic, business, and competitive factors;

●	the potential liquidity and trading or lack thereof of our public securities; and

●	other factors detailed under the section entitled “Risk Factors” beginning on page 59 of the Proxy Statement/Prospectus.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by VisionWave from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on VisionWave. There can be no assurance that future developments affecting VisionWave will be those that VisionWave has anticipated. VisionWave undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

VisionWave’s business is described in the Proxy Statement/Prospectus in the section titled “Business of Target” beginning on page 166, which is incorporated herein by reference.

Risk Factors

The risks associated with VisionWave’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 59 and are incorporated herein by reference. A summary of the risks associated with VisionWave’s business is also included on pages 545-56 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and is incorporated herein by reference.

Financial Information

The financial information of VisionWave as of and for the year ended March 31, 2024 and the three and nine months ended December 31, 2024, is described in the Proxy Statement/Prospectus in the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Target,” beginning on page 174 thereof, respectively, and are incorporated herein by reference.

The financial information of Bannix as of and for the years ended December 31, 2024 and December 31, 2023, is described in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bannix,” beginning on page 156 thereof and are incorporated herein by reference.

The financial information of VisionWave as of and for the three- and nine-month periods ended December 31, 2024 and for the year ended December 31 2024, is described in Proxy Statement/Prospectus and is incorporated herein by reference.

The financial information of Bannix as of and for the three-month period ended March 31, 2025, is described in Bannix’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, and filed with the SEC on May 15, 2025, and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of VisionWave, Bannix and Target as of, and for the years ended, December 31, 2024 is described in the Proxy Statement/Prospectus in the section titled “Unaudited Pro Forma Condensed Combined Financial Information,” beginning on page 131, and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosures contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Bannix” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Target,” beginning on pages 156 and 174, respectively, which are incorporated herein by reference.

Reference is made to the disclosures contained in Bannix’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, and filed with the SEC on May 15, 2025, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and is incorporated herein by reference.

Properties

VisionWave’s facilities are described in the Proxy Statement/Prospectus in the section titled “Properties,” beginning on page 144, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to VisionWave regarding the beneficial ownership of VisionWave Common Stock immediately following consummation of the Business Combination by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the named executive officers and directors, and (iii) all of the executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, Nukkleus believes that each person listed below has sole voting and investment power with respect to such shares.

The beneficial ownership of VisionWave’s Common Stock is based on 14,270,953 shares of Common Stock issued and outstanding immediately following consummation of the Business Combination. References to “common stock” in the table below and its related footnotes are to the VisionWave’s Common Stock.

Name and Address of Beneficial Owner (1)	Number of Shares	Percentage of Class
Douglas Davis (1)(6) ^	484,000	3.39%
Noam Kenig (1)^	—	*
Eric T. Shuss (1)^	—	*
Chuck Hansen (1)^	—	*
Haggai Ravid (1)^	—	*
Erik Klinger (1) ^	—	*
Danny Rittman (1) ^	—	*
Yossi Attia (1)(7) ^	4,041,398	28.32
GBT Tokenize Corp. 8557 W. Knoll West Hollywood, CA 90069 (2)	897,102	6.29%
GBT Technologies, Inc. 8557 W. Knoll West Hollywood, CA 90069 (3)	2,020,500	14.16%
Magic International Argentina FC S.L. Calle Isla Formentera 135 EL Casar, Guadalajara, Spain (4)	2,020,500	14.16%
Stanley Hills LLC 164 N. Stanley Beverly Hills, CAL 90211 (5)	4,041,398	28.32%

* Less than 1%.

^ Executive officer and/or director of VisionWave Holdings Inc.

(1)	The business address of each of the individuals is c/o VisionWave Holdings Inc., 300 Delaware Ave., Suite 210 # 301, Wilmington, DE 19801.

(2)	Michael Murray exercises sole voting and dispositive power with respect to the shares held by GBT Tokenize Corp.

(3)	Mansour Khatib exercises sole voting and dispositive power with respect to the shares held by GBT Technologies Inc.

(4)	Sergio Fridman exercises sole voting and dispositive power with respect to the shares held by Magic International Argentina FC S.L.

(5)	Anat Attia exercises sole voting and dispositive power with respect to the shares held by Stanley Hills, LLC.

(6) (7)	Shares are held by Instant Fame LLC Shares are held by Stanley Hills LLC. Anat Attia, the owner of Stanley Hills LLC, is the wife of Yossi Attia.

Directors and Executive Officers

VisionWave’s directors and executive officers upon the Closing are described in the Proxy Statement/Prospectus in the section titled “VisionWave Management After the Business Combination” beginning on page 190 thereof and that information is incorporated herein by reference.

The following persons constitute the executive officers and directors of the combined company following the Business Combination:

Name	Age	Title
Douglas Davis	66	Executive Chairman of the Board of Directors
Eric T. Shuss	58	Director
Erik Klinger	55	Chief Financial Officer
Noam Kenig	47	Director and Chief Executive Officer
Danny Rittman	62	Chief Technology Officer
Yossi Attia	62	Chief Operating Officer
Chuck Hansen	68	Director
Haggai Ravid	64	Director

Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “VisionWave Management after the Business Combination” beginning on page 190 thereof and is incorporated herein by reference.

All directors were elected to serve an initial term that expires at the combined company’s annual meeting of stockholders in 2026, or in each case until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

Committees of the Board of Directors

The standing committees of VisionWave’s Board of Directors consist of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the committees reports to the Board of Directors.

The Board of Directors appointed to the Audit Committee following the Business Combination Eric T. Shuss, Chuck Hansen and Haggai Ravid, each of whom are independent directors and are “financially literate” as defined under the Nasdaq listing standards. Haggai Ravid serves as chairman of the Audit Committee. The combined company’s Board of Directors determined that Haggai Ravid qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC. The Audit Committee’s duties are specified in the Audit Committee Charter.

The Board of Directors appointed to the Compensation Committee following the Business Combination Eric T. Shuss, Chuck Hansen and Haggai Ravid, each of whom is an independent director. Eric T. Shuss serves as chairman of the Compensation Committee. The functions of the Compensation Committee will be set forth in a Compensation Committee Charter.

The Board of Directors appointed to the Nominating and Corporate Governance Committee Eric T. Shuss, Chuck Hansen and Haggai Ravid, each of whom is an independent director under NASDAQ’s listing standards. Eric T. Shuss serves as the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for overseeing the selection persons to be nominated to serve on the Board of Directors. The Nominating and Corporate Governance Committee considers persons identified by its members, management, shareholders, investment bankers and others. The guidelines for selecting nominees will be specified in the Nominating and Corporate Governance Committee Charter.

Executive Compensation

Executive Compensation

Information regarding the compensation of VisionWave’s directors and executive officers are described in the Proxy Statement/Prospectus in the section titled “VisionWave’s Executive and Director Compensation” beginning on page 192 thereof and that information is incorporated herein by reference.

The board of directors of the combined company expects to adopt a nonemployee director compensation program (the “Director Compensation Policy”). The Director Compensation Policy will provide for an annual cash retainer for all non-employee directors, in addition to equity grants determined by the compensation committee and reimbursement for reasonable expenses incurred in connection with attending board and committee meetings.

Compensation Committee Interlocks and Insider Participation

None of VisionWave’s executive officers currently serves, and in the past year has not served, as a member of the compensation committee of any entity that has one or more executive officers serving on VisionWave’s Board.

Certain Relationships and Related Person Transactions, and Director Independence

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 193 thereof and are incorporated herein by reference.

Director Independence

Under NASDAQ rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of NASDAQ require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Under the rules of NASDAQ, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each of Eric T. Shuss, Chuck Hansen and Haggai Ravid are independent directors under the Nasdaq listing rules and Rule 10A-3.

Legal Proceedings

Reference is made to the disclosures regarding legal proceedings in the subsection of the Proxy Statement/Prospectus titled “Legal Proceedings” beginning on page 155, which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Dividends

Upon the consummation of the Business Combination, VisionWave Common Stock and VisionWave Warrants began trading on July 15, 2025 on the NASDAQ under the symbol “VWAV” and “VWAW” respectively. Bannix has never declared or paid any cash dividends on its common stock, and VisionWave does not presently plan to pay cash dividends on its common stock in the foreseeable future.

Holders of Record

Following the completion of the Business Combination, VisionWave has 13,580,953 shares of VisionWave Common Stock outstanding that were held of record by approximately 297 holders.

Securities Authorized for Issuance Under the VisionWave 2024 Incentive Plan

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “The Incentive Plan Proposal” beginning on page 123 thereof, which is incorporated herein by reference. The Incentive Plan and the material terms thereunder, were approved by the stockholders of Bannix at the Special Meeting of Bannix.

Recent Sales of Unregistered Securities

None.

Description of Registrant’s Securities to be Registered

The VisionWave Common Stock and Warrants are described in the Proxy Statement/Prospectus in the section titled “Description of the Securities” and “Comparison Of Stockholders’ Rights” beginning on pages 179 and 187, respectively, thereof and that information is incorporated herein by reference.

Reference is made to the disclosures set forth in Item 3.03 of this Report relating to VisionWave’s Amended and Restated Certificate of Incorporation and bylaws and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The VisionWave Charter provides that VisionWave shall indemnify its directors and officers to the fullest extent authorized or permitted by the DGCL as now or later amended, and the right to indemnification shall continue after such person ceases to be a director or officer and shall inure to the benefit of such person’s heirs, executors and personal and legal representatives. VisionWave shall pay expenses in advance of the proceeding’s final disposition upon receipt of a written undertaking to repay that amount if it is ultimately determined that such director is not entitled to be indemnified.

Financial Statements and Supplementary Data

Reference is made to the information set forth under Item 9.01 of this Report and is incorporated herein by reference.

Changes in Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

Reference is made to the information set forth under Item 9.01 of this Report and is incorporated herein by reference.

Board Approval and Fairness Opinion

In connection with the approval of the Merger, the Board of Directors of Bannix. received a fairness opinion, dated July 14, 2025, from Marula Capital Group LLC. The opinion concluded that, as of its date and based upon and subject to the assumptions, procedures, factors, and limitations described in the opinion, the merger consideration was fair, from a financial point of view, to the unaffiliated stockholders of Bannix. A copy of the fairness opinion is available upon request from the Company.

Item 3.03 Material Modification to Rights of Security Holders

On the May 27, 2025, VisionWave filed its the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware and adopted its bylaws (the “Bylaws”).

Copies of the Amended and Restated Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Report and are incorporated herein by reference.

The material terms of each of the Amended and Restated Certificate of Incorporation and the Bylaws are included in the Proxy Statement/Prospectus under the sections titled “Comparison of Stockholder Rights” beginning on page187, which are incorporated herein by reference.

Item 5.01 Changes in Control of the Registrant

The information set forth above under “Introductory Note” and Item 2.01 of this Report is incorporated herein by reference. As a result of the consummation of the business combination, control of the Registrant passed to the former shareholders of VisionWave Technologies Inc., who collectively own approximately 77.08% of the outstanding common stock of VisionWave Holdings Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth above in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Certain Relationships and Related Person Transactions, and Director Independence” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

The material terms of each of the Amended and Restated Certificate of Incorporation and the Bylaws are included in the Proxy Statement/Prospectus under the sections titled “Comparison of Stockholder Rights” beginning on page187, which are incorporated herein by reference.

Item 5.06 Change in Shell Company Status

As a result of the Business Combination, VisionWave ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1 - The Stock Issuance Proposal” beginning on page 122 thereof, which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 14, 2025, VisionWave issued a press release announcing the Closing of the Business Combination. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

The information in this Item 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of VisionWave Technologies Inc. as of and for the year ended March 31, 2024, and the unaudited financial statements of VisionWave Technologies Inc. for the interim periods ended December 31, 2024, are incorporated by reference herein from the Company’s Registration Statement on Form S-4 (File No. 333-284472), as amended and declared effective by the SEC on May 5, 2025.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2024, giving effect to the Business Combination, is also incorporated by reference herein from the Company’s Registration Statement on Form S-4 (File No. 333-2844), as amended and declared effective by the SEC on May 5, 2025.

(d) Exhibits:

Incorporated by Reference
Exhibit	Description	Schedule/ Form	File Number	Exhibits	Filing Date
2.1	Merger Agreement and Plan of Reorganization by and among Bannix Acquisition Corp., VisionWave Holdings, Inc., BNIX Merger Sub, Inc. and BNIX VW Merger Sub, Inc. dated September 6, 2024 (included as Annex A to the proxy statement/prospectus)	Form S-4	333-284472	2.1	April 18, 2025
3.1	Amended and Restated Certificate of Incorporation of VisionWave Holdings Inc.
3.2	Bylaws of VisionWave Holdings Inc.
10.1*	VisionWave Holdings Inc. 2024 Incentive Equity Plan
99.1	Press Release dated July 14, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

* Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 15, 2025

VisionWave Holdings Inc.

By:	/s/ Noam Kenig
Name:	Noam Kenig
Title:	Chief Executive Officer